COMMON SHARES                                   COMMON SHARES

-------------------                                   ---------------------
     NUMBER       |                                   |      SHARES       |
                  |                                   |                   |
FGB               |                                   |                   |
-------------------                                   ---------------------

ORGANIZED UNDER THE LAWS
OF THE COMMONWEALTH
OF MASSACHUSETTS                                         SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE                         CUSIP:  33733G 10 9
IN BOSTON, MA AND NEW YORK, NY


                     FIRST TRUST/GALLATIN SPECIALTY FINANCE
                        AND FINANCIAL OPPORTUNITIES FUND


THIS CERTIFIES THAT



IS THE OWNER OF


       FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST
                               $0.01 PAR VALUE OF

First Trust/Gallatin Specialty Finance and Financial Opportunities Fund
(herein called the "Fund") transferable on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund establishing the Fund as a Massachusetts business trust, and all amendments thereto (copies of which are on file with the Secretary of the Commonwealth of Massachusetts) and the Fund's By-Laws (copies of which are on file at the principal office of the Fund), to all of which the holder by acceptance hereof expressly assents. This Certificate is executed on behalf of the Fund by the officers as officers and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile signatures of the duly authorized officers of the Fund.

Dated

                                        First Trust/Gallatin Specialty Finance
                                        and Financial Opportunities Fund

/s/ W. Scott Jardine                    /s/ James A. Bowen
------------------------------          --------------------------------------
Secretary                               Chairman of the Board



COUNTERSIGNED AND REGISTERED:

PFPC INC.

        Transfer Agent and Registrar


By

                  Authorized Officer

                     FIRST TRUST/GALLATIN SPECIALTY FINANCE
                        AND FINANCIAL OPPORTUNITIES FUND



First Trust/Gallatin Specialty Finance and Financial Opportunities Fund
(the "Fund") will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of beneficial interest of each class or series of the Fund authorized to be issued, so far as they have been determined, and the authority of the Board of Trustees to determine the relative rights and preferences of subsequent classes or series. Any such request should be addressed to the Secretary of the Fund.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-......Custodian.......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right                     under Uniform Gifts to
          of survivorship and not as                      Minors Act............
          tenants in common                                          (State)

   Additional abbreviations may also be used though not in the above list.



For Value Received _____________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
                                      |
                                      |
______________________________________|_________________________________________


________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

__________________________________________________________________ Common Shares
of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

__________________________________________________________________ Attorney
to transfer the said shares on the books of the within-named Fund, with full power of substitution in the premises.


Dated ___________________


                           X  ________________________________________________


                           X  ________________________________________________
                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _________________________________________________
THE   SIGNATURE(S)  SHOULD  BE   GUARANTEED  BY   AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP  IN  AN  APPROVED   SIGNATURE   GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.